WELCOME TINA ROMANI INVESTOR RELATIONS

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” and similar expressions also identify forward-looking statements. Forward-looking statements include statements relating to future financial performance or potential future plans, strategies or transactions of the company following the proposed separation transaction and the structure, benefits, capitalization and timing of the completion of the separation transaction. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the company’s actual results to differ materially from those in the forward- looking statements. These factors include, without limitation: the risk that the company will be unsuccessful in gauging apparel trends and changing consumer preferences; the highly competitive nature of the company’s business in the United States and internationally; the risk of failure to maintain, enhance and protect the company’s brand image; the risk of failure to attract and retain key personnel; the risk that the company’s investments may not deliver the results the company anticipates; the risk if the company is unable to manage its inventory effectively; the risk that the company is subject to data or other security breaches or of a failure of the company’s information technology systems; the risk that trade matters could increase the cost or reduce the supply of apparel available to the company; the risk of changes in the regulatory or administrative landscape; the risks to the company’s business, including its costs and supply chain, associated with global sourcing and manufacturing; the risk of changes in global economic conditions or consumer spending patterns; the risks to the company’s efforts to expand internationally; the risk that the company will be unsuccessful in securing new store locations and renewing, modifying, or terminating leases for existing store locations effectively; the risk of foreign currency exchange rate fluctuations; the risk that comparable sales and margins will experience fluctuations; the risk of changes in the company’s credit profile; the risk of reductions in income and cash flow from the company’s credit card agreement related to its private label and co-branded credit cards; the risk that the adoption of new accounting pronouncements will impact future results; the risk that the company will not be successful in defending various lawsuits and claims; risks associated with the impact, timing or terms of the separation transaction; the risk that the expected benefits of the separation transaction will not be realized within the expected time frame, in full or at all; the risk that conditions to the separation transaction will not be satisfied and/or that the separation transaction will not be completed within the expected time frame, on the expected terms or at all; the expected qualification of the separation transaction as a tax-free transaction for U.S. federal income tax purposes, including whether or not an IRS ruling will be sought or obtained; the risk that any consents or approvals required in connection with the separation transaction will not be received or obtained within the expected time frame, on the expected terms or at all; risks associated with expected financing transactions undertaken, and indebtedness incurred, in connection with the separation transaction; the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transaction will exceed estimates; and the impact of the separation transaction on the company’s businesses and the risk that the separation transaction may be more difficult, time-consuming or costly than expected, including diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that the company’s separation transaction will in fact be completed in the manner described or at all. Additional information regarding factors that could cause results to differ can be found in The Gap, Inc.’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, as well as the company’s subsequent filings with the Securities and Exchange Commission.The company assumes no obligation to publicly update or revise its forward- looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

PRESENTATION NOTES Beginning with fiscal 2015, the slides in this presentation reflect Old Navy as a stand alone company under the carve out basis of accounting. Prior to fiscal 2015, the slides reflect Old Navy as an operating segment within The Gap, Inc. The derived GapINC metrics reflect the historical Gap, Inc. financial metrics less the Old Navy carve out results. Accordingly, the numbers may differ from the GapINC financial statements with Old Navy presented as a discontinued operation after the separation. 2018 financial metrics reflect the adoption of the new revenue recognition standard, ASC 606, which resulted in an increase of $619 million in Gap, Inc. net sales. This consists of a reclassification of $443 million from operating expenses to net sales for revenue sharing associated with the company’s credit card programs and breakage income for our gift cards, as well as a reclassification of $176 million from cost of goods sold and occupancy expenses to net sales for reimbursements of loyalty program discounts associated with the company’s credit card programs. See the Gap, Inc. fiscal 2018 Form 10-K for additional information on the adoption of the new revenue recognition standard. For Old Navy, ASC 606 resulted in an increase of $280 million in net sales in 2018, consisting of $200 million reclassified from operating expenses and $80 million reclassified from cost of goods sold and occupancy expenses. SEC REGULATION G This presentation includes the non-GAAP measures adjusted EBIT and adjusted EBITDA. Please refer to the appendix to this presentation for the descriptions and reconciliations of these measures from the most directly comparable GAAP financial measures.

AGENDA OPENING REMARKS Art Peck OLD NAVY Sonia Syngal GapINC Art Peck FINANCIAL OVERVIEW Teri List-Stoll Q&A PANEL Art, Sonia & Teri

UNIQUE STRENGTHS DIFFERENT PATHS Creates Two Independent Companies with Unique Strategies and Opportunities • Consumer-relevant brands with large, complementary and loyal • Unique brand positioning at the intersection of value and customer bases specialty apparel • Strong omni-channel platform • Large and growing customer base with levers to drive lifetime value • Advantaged capabilities to efficiently deliver quality products • Multiple growth drivers: new stores, online, new categories and experiences • Scale that drives profitability and growth • Highly profitable store fleet complemented by a strong e-commerce business • Leading the way in sustainability and social responsibility • Focused game plan to improve profitability and drive growth • Strong financial model with significant cash flow generation • Mono-brand focus and capital resources for growth

SONIA SYNGAL GLOBAL BRAND PRESIDENT AND CHIEF EXECUTIVE OFFICER

Old Navy by the Numbers SCALE STRONG MOMENTUM PROFITABILITY $7.9B 7% mid-20s 4-WALL CASH CONTRIBUTION MARGIN NET SALES IN 2018 NET SALES 2016 – 2018 CAGR2 IN 20183 #2 145 $1.4B APPAREL BRAND MARKET SHARE NEW STORES OPENED 2016 - 2018 ADJUSTED EBITDA IN 20184 IN THE U.S.1 42M $1.6B 18% ONLINE SALES IN 2018 ADJUSTED EBITDA MARGINS KNOWN ACTIVE CUSTOMERS IN 2018 WITH PROFITABILITY SIMILAR TO STORES 2016 – 2018 AVERAGE4 1. The NPD Group /Consumer Tracking Service/ U.S. Dollar Share, 12 Months Ending January 2019. 2. 2018 financial metrics reflect the adoption of the new revenue recognition standard, which resulted in an increase of $280 million in net sales; CAGR calculated based on amounts in millions. 3. Includes store gross profit and operating expenses attributable to stores and store operations, less store depreciation. Excludes net sales related to the credit card program and non-store expenses such as corporate overhead and marketing. Excludes online and franchise stores. 4. Non-GAAP reconciliations are included in the Appendix.

Profitable North America Store Portfolio 1,139 STORES WITH ~2,000 STORE LONG-TERM POTENTIAL As of Year-End FY 2018 20 mid-20s 3 4 5 1 12 2 17 6 FOUR-WALL CASH CONTRIBUTION MARGIN IN 2018 5 1 16 69 32 0 25 4 10 45 17 6 34 9 33 12 43 20 4 5 2 17 29 108 8 18 10 24 32 75% 22 21 13 3 9 16 IN OFF-MALL LOCATIONS 35 9 15 92 14 3 57 Primarily Concentrated in North America; Nascent China & Franchise Operations 5 Canada: 92 Mexico: 20 6 1. Includes store gross profit and operating expenses attributable to stores and store operations, less store depreciation. Excludes net sales related to the credit card program and non-store expenses such as corporate overhead and marketing. Excludes online and franchise stores.

# Double the Fleet to ~2,000 Stores in North America



NORTH AMERICA STORE POTENTIAL
860
~2,000
~1,140
Year-End 2018
Long-Term
TRADITIONAL AND INFILL[1]
SMALL MARKET[2]

- Open ~75 stores annually focused on off-mall locations
- Focus on underserved small markets, resulting in lower unit volumes
- New store target economics; in-line with current fleet:
  - Mid-20s four-wall cash contribution margin[3]
  - ~60% Cash on cash returns[4]
- Expanded fleet drives new customer acquisition and Omni-channel amplification

1. Traditional and Infill Markets population > 200K. 2. Small Market population < 200K. 3. Includes store gross profit and operating expenses attributable to stores and store operations, less store depreciation. Excludes net sales related to the credit card program and non-store expenses such as corporate overhead and marketing. Excludes online and franchise stores. 4. 4-Wall annual cash contribution divided by capital investment.

~1,140 Existing Store Fleet 20

~2,000 Store Fleet of the Future 21

ART PECK PRESIDENT AND CHIEF EXECUTIVE OFFICER

WE DO MORE THAN SELL CLOTHES. WE INSPIRE CONFIDENCE THROUGH SUSTAINABLE STYLE.

GAME Profit PLAN Purpose Brands + Platform

73% of consumers say it’s important that the brand they purchase practices sustainability1 WE ARE G7 Fashion Pact SUSTAINABLE Transforming the practices of the fashion and textile industry INCLUSIVE Color Proud CONNECTED Banana Republic’s True Hues collection Customer Over 90M known customers, 32M known active customers 7M loyalty program customers2 1. Gap Inc. Sustainability Survey of ~1,600 consumers, Gap Inc. Consumer Insights August 2019 2. Known and known active customers as of the end of FY 2018; loyalty customers as of September 2019.

GapINC. IS WELL POSITIONED FRAGMENTATION CONSOLIDATION GapINC.

MARKET Apparel OPPORTUNITY Specialty Inclusive Sizing Gap Inc. Today

OUR CUSTOMER AND PORTFOLIO ASSET USE OCCASIONS CASUAL PROFESSIONAL ACTIVE SPECIAL OCCASION <2% PRICE POINTS VALUE MID-PRICED PREMIUM LUXURY

PORTFOLIO TODAY (1) 2018 EBIT MARGIN E-commerce for All Brands 2018 REVENUE GROWTH Specialty Stores Specialty Stores 2018 Net Sales (1) Represents global fully loaded channel contribution, including overhead allocations

OUR GAME PLAN RALLY OUR ICONIC BRANDS ACCELERATE GROWTH BRANDS IMPROVE PROFITABILITY DRIVE GROWTH MOMENTUM OPERATE AN EFFICIENT COST STRUCTURE STRATEGICALLY APPLY DATA IMPLEMENT FULLY-LEVERAGED PRODUCT OPERATING MODEL RE-INVENT CUSTOMER ACCESS LEAD IN SUSTAINABILITY

GAP
GAP
FACTORY

# WE CREATE THE CLOTHES YOU LOVE TO LIVE IN

**89%**
BRAND AWARENESS(1)

**62.7**
NET PROMOTER SCORE(2)

**~23%**
OF NET SALES FROM E-COMMERCE(3)

## ROAD AHEAD

Meaningful opportunity to recapture profitability through fleet rationalization, cost reduction, operational discipline and gross margin expansion.

- PRODUCT: Lead in Denim. Improve product quality, fit and style by leveraging product operating model transformation. Improve margin by utilizing and strategically applying data capabilities to reduce waste
- MARKETING: Enhance brand engagement and drive traffic by capitalizing on customer data insights to launch differentiated compelling marketing campaigns; Emotional campaigns grounded in brands heritage, authenticity and values that resonate across the customer base
- EXPERIENCE: Enhance omni-channel shopping experience, starting with fleet rationalization and bringing existing fleet to brand standards.

1) Source: Ipsos Marketing, Women's, December 2018.
2) Source: Medallia, Q2 FY19.
3) For FY18.

ANATOMY OF GAP’S TURNAROUND SPECIALTY OUTLET ONLINE NORTH AMERICA WOMEN’S BOTTOMS DENIM It’s Our Denim Now.

GAP
GAP
FACTORY

# TRANSFORMING
# OUR SPECIALTY STORE FLEET

**EXISTING FLEET**

- ~1/2 Specialty / ~1/2 Outlet + Online[1]
- Specialty ROD structure drag on profitability
- Complex + expensive field organization

**RATIONALIZED FLEET**

- Shift into more balanced mix; ~1/3 Specialty/Outlet/Online
- Improved sales productivity and lower ROD expense
- Rationalized fleet organization expected to deliver SG&A savings
- Respectful experience, fleet up to brand standards

**FUTURE FLEET**

- New locations being tested
- Prudent re-investment strategy in remaining fleet (testing low-medium scope remodels)
- Maintain a presence in key markets
- Leverage omni revenue opportunity

1) For FY18.

BANANA REPUBLIC
BANANA REPUBLIC
FACTORY STORE

# STYLE FOR LIFE
## WITH NO BOUNDARIES

**83%** BRAND AWARENESS[1]

**68.0** NET PROMOTER SCORE[2]

**~22%** OF NET SALES FROM E-COMMERCE[3]

**88%** 4-STAR PRODUCT RATINGS

### ROAD AHEAD

Healthy margin, meaningful opportunity to recapture historical levels of profitability through gross margin expansion and operational discipline

- PRODUCT: Focus on dresses, knits, denim, woven tops. Expand sizing online.
- MARKETING: Focus on expanding customer base by acquiring younger customers; focused digital marketing with consistent point of view
- EXPERIENCE: Connect emotionally through shared values: sustainability, in-store experience (Buy Online Pick Up In Store, test concept store), Subscription launch (used to gather valuable insights that can be used to design future product and experiences)

1) Source: Ipsos Marketing, Women's, December 2018.
2) Source: Medallia, Q2 FY19.
3) For FY18.

ATHLETA LONG HISTORY OF GROWTH Net Sales ($ in Millions) (1) $883 $737 $607 $529 $469 $379 $249 2012 2013 2014 2015 2016 2017 2018 1) 2018 reflects the adoption of the new revenue recognition standard, which results in an increase in net sales.

Certified
B
Corporation
ATHLETA

# PURPOSE DRIVEN BRAND

## FOCUSED ON EMPOWERING WOMEN & GIRLS

**41%** BRAND AWARENESS(1)

**80.7** NET PROMOTER SCORE(2)

**$24B** MARKET OPPORTUNITY(3) IN ACTIVE WOMEN'S

**~43%** OF NET SALES FROM E-COMMERCE(4)

### ROAD AHEAD → PATH TO DOUBLE BUSINESS

Capitalize on sweet spot of converging and accelerating macro, lifestyle, and values trends

- PRODUCT: Win at intersection of performance, beauty and sustainability. Capitalize on re-launch of 1x to 3x size range.
- MARKETING: Accelerating investment into effective omni-marketing model; Signed first-ever sponsored athlete, Allyson Felix.
- EXPERIENCE: Accelerate profitable store expansion by leveraging a highly predictive deployment model informed by online demand. Further invest in digital capabilities to elevate and enhance premium customer experience. Expand into opportunities beyond US market.

1. Source: Ipsos Marketing, Women's, December 2018.
2. NPS Source: Medallia, FY19 Q2
3. Source: The NPD Group /Consumer Tracking Service/ U.S. Dollar Sales, 12 Month Ending May 2019, 3-year historical CAGR for Women's Active Apparel is 6.3% vs. Women's Non-Active Apparel growth of -1.6%
4. For FY18.

HILL CITY/

HIGH-PERFORMANCE MEN'S APPAREL BRAND OFFERING FUNCTIONAL AND VERSATILE CLOTHING THAT TRANSITIONS SEAMLESSLY

## ABOUT THE BRAND

- Launched October 2018, all digitally native
- Men's performance apparel is a ~$37B market opportunity[(1)]

## GROWTH

- Opening first pop-up shop in San Francisco, October 2019
- Exploring wholesale tests
- Focus on building brand awareness and perfecting sustainable product with technical capability


INTERMIX

INTERMIX IS WHERE YOU FIND THE BEST FASHION EDIT OF THE SEASON, MIXING THE MOST COVETED DESIGNERS WITH ACCESSIBLE BRANDS, STYLED PERSONALLY FOR YOU

## ABOUT THE BRAND

- Growing online business and customer file
- 36 stores, majority of locations are street and lifestyle center boutiques
- ~$45B luxury apparel market opportunity[(1)]

## GROWTH

- Grow the Intermix private label and expand exclusive products
- Expand loyalty program to Intermix
- Double e-comm profitability


JANIE
AND
JACK

BE THE LEADING ACCESSIBLE PREMIUM CHILDREN'S RETAILER, OFFERING A MODERN TAKE ON CLASSIC SILHOUETTES AND SOPHISTICATED SENSIBILITY IN CHILDREN'S FASHION

## ABOUT THE BRAND

- Acquired March 2019
- Low promotional activity
- ~$13B premium children's apparel market opportunity[(1)]

## GROWTH

- Grow domestic US store count
- Launch international business through franchise
- Wholesale: Currently in Saks online and seven stores, plus Zappos online

1) Source: The NPD Group, Consumer Tracking Service.

OUR GAME PLAN RALLY OUR ICONIC BRANDS ACCELERATE GROWTH BRANDS IMPROVE PROFITABILITY DRIVE GROWTH MOMENTUM OPERATE AN EFFICIENT COST STRUCTURE STRATEGICALLY APPLY DATA IMPLEMENT FULLY-LEVERAGED PRODUCT OPERATING MODEL RE-INVENT CUSTOMER ACCESS LEAD IN SUSTAINABILITY

WE MUST OPTIMIZE POWERFUL PLATFORM TO FROM • Brands focused on customer-facing • Brands responsible for all aspects of functions that enhance unique “brand operations with limited leverage identities” (i.e. Product, Marketing, • Brands with “full stack” of Store Expression) independent functions, duplicated • Platform with clear ownership and areas, and different ways of working accountability, consistent processes across brands • Distributed and slow decision-making rights • Updated Operating Model with clear single points of decision-making rights

OUR GAME PLAN RALLY OUR ICONIC BRANDS ACCELERATE GROWTH BRANDS IMPROVE PROFITABILITY DRIVE GROWTH MOMENTUM OPERATE AN EFFICIENT COST STRUCTURE SG&A STRATEGICALLY APPLY DATA MARGIN IMPLEMENT FULLY-LEVERAGED PRODUCT OPERATING MODEL MARGIN RE-INVENT CUSTOMER ACCESS ROD LEAD IN SUSTAINABILITY MARGIN

PORTFOLIO TODAY (1) 2018 EBIT MARGIN E-commerce for All Brands 2018 REVENUE GROWTH Specialty Stores Specialty Stores 2018 Net Sales (1) Represents global fully loaded channel contribution, including overhead allocations

# NEAR-TERM EXECUTION STRENGTHENS PORTFOLIO…


EBIT MARGIN (1)
BANANA REPUBLIC
FACTORY STORE
ATHLETA
GAP
FACTORY
E-commerce
for All Brands
BANANA REPUBLIC
Specialty Stores
REVENUE GROWTH
GAP
Specialty Stores
Net Sales

## …PROVIDING SPRINGBOARD FOR SUSTAINABLE GROWTH

Note: Illustrative representation of relative target growth/profitability between brands/channels, does not represent guidance
(1) Represents global fully loaded channel contribution, including overhead allocations

• Consumer-relevant brands with large, complementary and loyal customer bases • Strong omni-channel platform • Advantaged capabilities to efficiently THE NEW deliver quality products and experiences • Scale that drives profitability and growth • Leading the way in sustainability and social responsibility • Focused game plan to improve profitability and drive growth

FINANCIAL OVERVIEW TERI LIST-STOLL EVP AND CHIEF FINANCIAL OFFICER

BY THE NUMBERS CUSTOMERS(1) 32M 42M Known Active Customers SCALE (2) $8.7B $7.9B 2018 Net Sales ONLINE (2) >$2.1B / >$1.6B / 2018 Online Sales / ~24% ~20% Penetration Company-Operated STORES(3) 2,173 1,183 Stores Globally EARNINGS ~5% ~18% 2018 Adjusted EBITDA CAPACITY (2)(4) (~% of sales) 1) As of end of FY 2018 2) 2018 financial metrics reflect the adoption of the new revenue recognition standard, which resulted in an increase of $339 million and $280 million in net sales for GapINC. and Old Navy, respectively 3) As of the end of Q2 2019. 4) Refer to non-GAAP reconciliation included in the Appendix.

GAP, INC. HISTORICAL RESULTS 2018 2017 2016 As Reported As Reported Adjusted (1) As Reported Adjusted (2) NET SALES $16,580 $15,855 $15,855 $15,516 $15,516 GROSS PROFIT $6,322 $6,066 $6,066 $5,640 $5,640% 38.1% 38.3% 38.3% 36.3% 36.3% EBIT(3) $1,362 $1,479 $1,415 $1,191 $1,386% 8.2% 9.3% 8.9% 7.7% 8.9% EBITDA(3) $1,879 $1,978 $1,914 $1,722 $1,926% 11.3% 12.5% 12.1% 11.1% 12.4% 1) Excludes insurance proceeds related to loss on property and equipment primarily from the fire that occurred on the company-owned distribution center campus in Fishkill, New York in Fiscal 2016. 2) Excludes impact of restructuring charges, Intermix goodwill impairment charge, and a gain from insurance proceeds related to the Fishkill fire. 3) Refer to non-GAAP reconciliation included in the Appendix.

DERIVED FINANCIAL METRICS (1) NET SALES (2) GROSS MARGIN ($ in Billions) (~% of Net Sales) $8.7 $8.6 $8.7 35% 35% 34% 2016 2017 2018 2016 2017 2018 ADJUSTED EBIT (3) ADJUSTED EBITDA (3) (~% of Net Sales) (~% of Net Sales) 8% 6% 5% 4% 3% 2% 2016 2017 2018 2016 2017 2018 1) The derived GapINC. metrics reflect the historical Gap, Inc. financial metrics less the Old Navy results on a carve-out accounting basis. 2) 2018 metrics reflects the adoption of the new revenue recognition standard, which resulted in an increase of $339 million in net sales. 3) Refer to non-GAAP reconciliation included in the Appendix.

FINANCIAL METRICS ON A STAND-ALONE BASIS NET SALES (1) GROSS MARGIN ($ in Billions) (~% of Net Sales) 42% 42% $7.9 40% $6.8 $7.2 2016 2017 2018 2016 2017 2018 ADJUSTED EBIT (2) ADJUSTED EBITDA (2) (~% of Net Sales) (~% of Net Sales) 18% 19% 18% 15% 16% 15% 2016 2017 2018 2016 2017 2018 1) 2018 metrics reflects the adoption of the new revenue recognition standard, which resulted in an increase of $280 million in net sales. 2) Refer to non-GAAP reconciliation included in the Appendix.

FINANCIAL IMPLICATIONS

DIS-SYNERGY DISCUSSION EXPECTED NET DIS-SYNERGIES $90 - $110 $70 - $90 (in millions) As a % of 2018 Net Sales ~1% ~1% PRIMARY SOURCES OF DIS-SYNERGY: • Technology • Logistics • Stand-Alone Public Company Costs • Product Costs

ONE-TIME SEPARATION IMPACT Value Creation Opportunity: • Increased transparency on each company’s value creation levers • Accelerated growth on a sustainable basis • Tailored capital allocation priorities Expected 2019-2021 Separation-related Charges Related to the Transaction (1) EXPENSE CAPITAL EXPECTED ONE-TIME COST $400-450 $300-350 (in millions) • Technology Platform(2) • Distribution Center • Consulting and Advisory Fees • Technology Platform(2) EXPENSE TYPES • Severance • Logistics and other costs (1) Transaction does not impact fiscal year 2019 expected adjusted earnings per share. (2) Includes approximately $100M related to acceleration of modernization plans.

COMPELLING STRATEGIC RATIONALE FOR SEPARATION • Focus: Separation creates two independent companies with sharpened strategic focus to amplify areas of operational strength • Enhance: Enables each company to capitalize on unique business models, growth plans and customer bases • Streamline: Realign organization and operating model to drive higher productivity • Thrive: Better positions the two new companies to create significant value for shareholders and opportunities for our customers and employees

APPENDIX

# **APPENDIX** - RECONCILIATION OF NET INCOME TO ADJUSTED EBIT

The Gap, Inc.
NON-GAAP FINANCIAL MEASURES
UNAUDITED

RECONCILIATION OF NET INCOME TO ADJUSTED EBIT

Adjusted EBIT is a non-GAAP financial measure. Adjusted EBIT is provided to enhance visibility into the company's underlying results excluding gains on insurance proceeds in fiscal 2017 and fiscal 2016, fiscal 2016 restructuring activities, and a goodwill impairment charge related to Intermix in fiscal 2016. However, this non-GAAP financial measure is not intended to supersede or replace our GAAP results.

| ($ in millions) | Fiscal Year 2018 | | Fiscal Year 2017 | | Fiscal Year 2016 | |
|---|---|---|---|---|---|---|
| Net income | $ | 1,003 | $ | 848 | $ | 676 |
| Less: Interest, net | | 40 | | 55 | | 67 |
| Add: Income taxes | | 319 | | 576 | | 448 |
| Operating Income (EBIT) | | 1,362 | | 1,479 | | 1,191 |
| Less: Gain from insurance proceeds (a) | | - | | (64) | | (73) |
| Add: Adjustments for impact of fiscal year 2016 restructuring costs (b) | | - | | - | | 197 |
| Add: Adjustments for goodwill impairment charge (c) | | - | | - | | 71 |
| Adjusted Operating Income (Adjusted EBIT) | $ | 1,362 | $ | 1,415 | $ | 1,386 |
| Adjusted EBIT as a percentage of net sales - The Gap, Inc. | | 8% | | 9% | | 9% |
| Adjusted EBIT as a percentage of net sales - Old Navy (d) | | 15% | | 16% | | 15% |
| Derived adjusted EBIT as a percentage of remaining net sales - GapINC (e) | | 2% | | 3% | | 4% |

a) Represents the gain from insurance proceeds related to the fire that occurred in one of the buildings at a company-owned distribution center campus in Fishkill, New York. Approximately $8 million of the gain from insurance proceeds in fiscal 2016 related to Old Navy.
b) Represents the restructuring costs related to fiscal year 2016 store closures and streamlining the Company's operations incurred in fiscal year 2016. The costs primarily include lease termination fees, store asset impairments, and employee-related costs. Approximately $137 million of fiscal year 2016 restructuring costs related to Old Navy.
c) Represents the goodwill impairment charge related to Intermix.
d) Represents standalone Old Navy under the carve-out basis of accounting.
e) The GapINC information is derived from The Gap, Inc. historical information less what is attributable to Old Navy on the carve-out basis of accounting. These results may differ from the GapINC results with Old Navy presented as a discontinued operation.

# **APPENDIX** - RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

The Gap, Inc.
NON-GAAP FINANCIAL MEASURES
UNAUDITED

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA

EBITDA and Adjusted EBITDA are non-GAAP financial measures. We believe EBITDA and Adjusted EBITDA are important metrics because they represent a measure of profitability commonly used to evaluate our performance relative to other companies in the retail industry and to define standards for borrowing from financial institutions. We use these metrics internally as indicators of our operating performance; however, these non-GAAP financial measures are not intended to supersede or replace our GAAP results.

| ($ in millions) | Fiscal Year 2018 | | Fiscal Year 2017 | | Fiscal Year 2016 | |
|---|---|---|---|---|---|---|
| Net income | $ | 1,003 | $ | 848 | $ | 676 |
| Less: Interest, net | | 40 | | 55 | | 67 |
| Add: Income taxes | | 319 | | 576 | | 448 |
| Add: Depreciation and amortization | | 578 | | 559 | | 593 |
| Less: Amortization of lease incentives | | (61) | | (60) | | (62) |
| EBITDA | | 1,878 | | 1,978 | | 1,722 |
| Less: Gain from insurance proceeds (a) | | - | | (64) | | (73) |
| Add: Adjustments for impact of fiscal year 2016 restructuring costs (b) | | - | | - | | 206 |
| Add: Adjustments for goodwill impairment charge (c) | | - | | - | | 71 |
| Adjusted EBITDA | $ | 1,878 | $ | 1,914 | $ | 1,926 |
| Adjusted EBITDA as a percentage of net sales - The Gap, Inc. | | 11% | | 12% | | 12% |
| Adjusted EBITDA as a percentage of net sales - Old Navy (d) | | 18% | | 19% | | 18% |
| Derived adjusted EBITDA as a percentage of remaining net sales - GapINC (e) | | 5% | | 6% | | 8% |

(a) Represents the gain from insurance proceeds related to the fire that occurred in one of the buildings at a company-owned distribution center campus in Fishkill, New York. Approximately $8 million of the gain from insurance proceeds in fiscal 2016 related to Old Navy.
(b) Represents the restructuring costs related to fiscal year 2016 store closures and streamlining the company's operations incurred in fiscal year 2016 and impact on percentage of net sales. The costs primarily include lease termination fees, store asset impairments, and employee-related costs. Approximately $137 million of fiscal year 2016 restructuring costs related to Old Navy. Amount also excludes a $9 million net reversal of depreciation expense related to the store closures.
(c) Represents the goodwill impairment charge related to Intermix.
(d) Represents standalone Old Navy under the carve-out basis of accounting. Old Navy adjusted EBITDA reflects both direct and allocated depreciation.
(e) The GapINC information is derived from The Gap, Inc. historical information less what is attributable to Old Navy on the carve-out basis of accounting. These results may differ from the GapINC results with Old Navy presented as a discontinued operation.